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                                                              Exhibit 10.4 (h)

                    [FORM OF 1998 EXECUTIVE OPTION AGREEMENT]


                                   MEMORANDUM


TO:  ____________________, Optionee

FROM:     Wickes Inc.

RE:  Grant of [Incentive/Non-Qualified] Stock Option

NUMBER OF SHARES
SUBJECT TO OPTION:  _________

               DATE OF GRANT:           February 16, 1998



      As of November 30, 1994, the Compensation and Benefits Committee of the Board of Directors (the "Committee") of Wickes Inc. (the "Company") amended and restated the terms of the Company's 1993 Long Term Incentive Plan (the "Plan) for certain key employees of the Company and Related Entities. A copy of the Plan, as amended on ______, 199_ and _____, 1998 is available at the Company's office in Vernon Hills, Illinois for your review, and you can request a copy of the Plan for no charge from __________, __________ [name/title].

     Certain capitalized terms used herein are defined in Paragraph VII hereof.


I.  The Grant
    ---------

      The Company hereby grants to you, effective as of the date of grant set forth above (the "Grant Date"), the option to purchase (the "Option") the aggregate number of shares set forth in the caption of this Option Agreement of Wickes Common Stock (the "Option Shares"), at an exercise price per share of $3.41* (the "Exercise Price"), subject to the limitations set forth in this Option Agreement and in the Plan.

II.  Exercise
     --------

      Subject to the other terms and conditions of this Option Agreement, this Option shall be exercisable for up to the number of Option Shares (less the number of Option Shares for which this Option shall have been previously exercised) during the periods shown in the following table:


---------------------------
       * The last sale price of Wickes Common Stock on the Nasdaq National Stock Market on February 16, 1998 was $3.40.

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Period                                  Number of Option Shares
------                                  -----------------------
     During 1998                                  0
     During 1999                                  [1/3]
     During 2000                                  [2/3]
     January 1, 2001 and thereafter               [All]

;  provided, however, that notwithstanding the foregoing, subject to  the  other
   -----------------
terms and provisions of this Option Agreement, this Option shall be exercisable for:

           (i) the full number of the Option Shares (less the number of Option Shares for which this Option shall have been previously exercised) at any time after there shall have occurred a Change of Control;

           (ii) under the circumstances described in Paragraph III.b(iv) hereof (with respect to termination by your employer during 1998 without cause) the number of shares set forth therein;

           (iii) under the circumstances described in Paragraph III.b(v) hereof (with respect to termination by your employer without cause after 1998) the number of shares set forth therein; and

           (iv) under the circumstances described in Paragraph III.b.viii hereof (with respect to termination by your employer in connection with a Change of Control) the number of shares set forth therein.

      [If this Option shall for any reason not consist entirely of incentive stock options, shares acquired hereunder shall be deemed to have been acquired pursuant to any then exercisable incentive stock options before being deemed to have been acquired on exercise of any non-qualified portion of this Option.]

III.  End of Exercise Period; Termination of Option
      ---------------------------------------------

      a.    Ten Year Maximum.  Notwithstanding anything to the contrary in  this
            ----------------
Option  Agreement,  this Option is not exercisable after the expiration  of  ten
(10) years from the Grant Date and as to any unexercised portion of this Option then terminates and becomes null and void without notice.

      b.    Termination  of Employment.  If you cease to be a Company  Employee,
            --------------------------
this Option shall, to the extent not previously exercised, automatically terminate and become null and void, without notice, provided that:

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         (i)   Death.  If you cease to be a Company Employee as a result of
               -----
     your death, your estate may, until the earlier of (x) one year after the date of death, or (y) the applicable expiration date set forth in Paragraph III.a hereof, exercise this Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time of your death.

         (ii)    Disability.  If you cease to be a Company  Employee  as  a
                 ----------
     result of your Disability, you may, until the earlier of (x) one year after the date you cease to be a Company Employee or (y) the applicable expiration date set forth in Paragraph III.a hereof, exer cise this Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time you cease to be a Company Employee.

        (iii)    Retirement.  If you cease to be a Company  Employee  as  a
                 ----------
     result of your Retirement, you may, until the earlier of (x) three months after the date you cease to be a Company Employee or (y) the applicable expiration date set forth in Paragraph III.a hereof, exer cise this Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time you cease to be a Company Employee.

        (iv)   1998 Termination by Employer Without Cause.  If you cease to
               ------------------------------------------
     be a Company Employee by reason of termination of your employment by the Company or any Related Entity during calendar year 1998, other than for Cause and not in connection with a Change of Control and not as a result of your death, Disability or Retirement, you may, until the date two years after the date you cease to be a Company Employee exercise this Option with respect to all or any part the greater of
     (A) the number of the Option Shares which you were entitled to purchase immediately prior to the time you cease to be a Company Employee or (B) 50 percent of the full number of Option Shares (less the number of Option Shares for which this Option shall have been previously exercised).

          (v)    Subsequent Termination by Employer Without Cause.  If  you
                 ------------------------------------------------
     cease to be a Company Employee by reason of termination of your employment by the Company or any Related Entity after calendar year

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     1998,  other  than  for  Cause and not as  a  result  of  your  death,
     Disability or Retirement, you may, until the earlier of (x) the date two years after the date you cease to be a Company Employee or (y) the applicable expiration date set forth in Paragraph III.a hereof, exercise this Option with respect to all or any part of the full number of Option Shares (less the number of Option Shares for which this Option shall have been previously exercised).

         (vi)    Termination by Employer For Cause.  If you cease to  be  a
                 ---------------------------------
     Company Employee by reason of termination of your employment by the Company or any Related Entity for Cause, this Option shall, to the extent not previously exercised, automatically terminate and become null and void, without notice, provided that if such termination of employment occurs after there shall have occurred a Change of Control, you may, until the earlier of (x) the date two years after the date you cease to be a Company Employee or (y) the applicable expiration date set forth in Paragraph III. a hereof, exercise this Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time you cease to be a Company Employee.

        (vii)    Resignation.  If you cease to be a Company Employee  as  a
                 -----------
     result of any reason other than death, Disability, Retirement or termination of employment by the Company or any Related Entity, this Option shall, to the extent not previously exercised, automatically terminate and become null and void, without notice, provided that if such termination of employment occurs after there shall have occurred a Change of Control, you may until the earlier of (x) the date two years after the date you cease to be a Company Employee or (y) the applicable expiration date set forth in Paragraph III.a hereof, exer cise this Option with respect to all or any part of the Option Shares which you were entitled to purchase immediately prior to the time you cease to be a Company Employee.

       (viii)    Termination  by  Employer in  Connection  With  Change  of
                 ----------------------------------------------------------
     Control.   If  you  cease  to  be  a Company  Employee  by  reason  of
     -------
     termination of your employment by the Company or any Related Entity not for Cause in connection with a Change of Control, you may until the earlier of (x) the date two years after you cease to be a Company Employee or (y) the applicable expiration date set forth in paragraph

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     III.a hereof, exercise this Option with respect to the full number  of
     Option Shares (less the number of Option Shares for which this Option shall have been previously exercised).

      c.   Constructive Termination.  Your employment shall be treated as having
           ------------------------
been terminated by the Company or a Related Entity other than for Cause if you voluntarily cease to be a Company Employee: (i) at any time when, without your consent, you shall have been assigned any duties materially inconsistent with your (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the date hereof, or any other action shall have been taken by the Company or a Related Entity that results in a material diminution in such position, authority, duties or responsibilities, excluding an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company or Related entity promptly after receipt of notice thereof given by you, (ii) at any time when there shall have been a reduction by the Company or a Related Entity in your compensation and benefits as in effect on the date hereof or as the same may be increased from time to time, unless a similar reduction is made with respect to similarly-situated employees, (iii) at any time when the Company or a Related Entity shall have required you to be based at any office or location other than in the greater metropolitan area in which you are based on the date hereof or (iv) at any time when the Company or a Related Entity shall have required you to travel on Company business to a substantially greater extent that required immediately prior to the date hereof.


IV.  Adjustment; Recapitalization; Change of Control, etc.
     -----------------------------------------------------

      a. The existence of the Plan and this Option shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Wickes Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      b. The Option Shares are shares of Wickes Common Stock as presently constituted, but if, and whenever, prior to the expiration of this Option, the Company shall effect a subdivision or consolidation of shares of Wickes Common

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Stock  or the payment of a stock dividend on Wickes Common Stock without receipt of consideration by the Company, the number of shares of Wickes Common Stock with respect to which this Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall
be   proportionately  reduced,  and  the  purchase  price  per  share  shall  be proportionately increased.

      c. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of this Option you shall be entitled to purchase under this Option, in lieu of the number and class of shares of the Company's stock as to which this Option shall then be exercisable, the number and class of shares of stock and securities to which you would have been entitled pursuant to the terms of the recapitalization, if, immediately prior to such recapitalization, you had been the holder of record of the number of shares of the Company's stock as to which this Option is then exercisable.

     d. If there shall occur a Permissive Acceleration Change of Control, then, effective as of such date selected by the Committee (a) after the approval by the stockholders of the Company of such Permissive Acceleration Change of Control that requires such approval or (b) before or after any other Permissive Acceleration Change of Control, the Committee, acting in its sole discretion without your consent or approval, shall effect one or more of the following alternatives, which may vary among various holders of options and other awards granted under the Plan and which may be effected conditionally or revocably (so long as ultimately one alternative is effected): (1) accelerate the time that this Option may be exercised so that this Option may be exercised in full for a limited period of time on or before a specified date (before or after such Permissive Acceleration Change of Control) fixed by the Committee, after which specified date the unexercised portion of this Option and all your rights thereunder shall terminate, (2) require the mandatory surrender to the Company by you of this Option (irrespective of whether this Option is then exercisable) as of a date (before or after such Permissive Acceleration Change of Control)

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specified by the Committee, in which event the Committee shall thereupon  cancel this Option and pay to you an amount of cash per share equal to the excess of the amount calculated in subparagraph e below (the "Permissive Acceleration Change of Control Value") of the Option Shares over the Exercise Price, (3) make such adjustments to this Option as the Committee deems appropriate to reflect such Permissive Acceleration Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to this Option) or (4) provide that thereafter upon any exercise of this Option you shall be entitled to purchase under this Option, in lieu of the number of shares of the Wickes Common Stock as to which this Option shall then be exercisable, the number and class of shares of stock or other securities or property to which you would have been entitled pursuant to the terms of the Permissive Acceleration Change of Control if, immediately prior to such Permissive Acceleration Change of Control you had been the holder of record of the number of shares of the Wickes Common Stock as to which this Option is then exercisable.

     e. For the purposes of clause (2) in subparagraph d above, the "Permissive Acceleration Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any such Permissive Acceleration Change of Control transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Permissive Acceleration Change of Control takes place, or (iii) if such Permissive Acceleration Change of Control occurs other than pursuant to a merger or tender or exchange offer, the fair market value per share of the shares into which this Option is exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of this Option. In the event that the consideration offered to stockholders of the Company in any transaction described in this subparagraph e or subparagraph d above consists of anything other than cash, the Committee shall in its sole discretion determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

V.  Tax Status; Release
    -------------------

      [Except as described in Paragraph II hereof, this Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). However, you agree that the Company is not liable to you if this Option or any other option granted to you by the Company does not so qualify, and you hereby release the Company from any liability or claim related thereto. Furthermore, you acknowledge and agree:
(i) that even if this Option so qualifies that you may not receive the tax benefits thereof; (ii) the Company is not making any representations or warranties regarding tax matters.]

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VI.  Manner of Exercise;  Fractional Shares
     --------------------------------------

      a.    Manner of Exercise.  Any exercise by you of this Option shall be  in
            ------------------
writing addressed to the Corporate Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), and shall be accompanied or preceded by a bank wire transfer to a bank account designated by Employer, or a certified or bank check to the order of the Company in the amount of the aggregate Exercise Price for the shares to be purchased.

      b.   Fractional Shares.  This Option is not exercisable for a fraction  of
           -----------------
an Option Share.

VII.  Definitions
      -----------

      For the purpose of this Option Agreement, the following terms shall have the meanings:

     Affiliate.   As  defined in the rules and regulations adopted  by  the
     Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     Cause.  As defined in the Plan.

     Change of Control. The occurrence of after the date hereof of any one of the following:

               (i) individuals who, as of December 1, 1997, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to December 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this propose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company;

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                 (ii)    consummation  of  a  reorganization,   merger   or
          consolidation   or   sale  or  other  disposition   of   all   or
          substantially all of the assets of the Company (a "Business Combination"), other than in a transaction with Riverside, in each case, unless, following such Business Combination, (a) no Person beneficially owns, directly or indirectly, 50% or more of
          the   combined  voting  power  of  the  then  outstanding  voting securities of the Company or the corporation resulting from  such
          Business   Combination   (including,   without   limitation,    a
          corporation that as a result of such transaction owns all or substantially all of the Company's assets) and (b) at least a majority of the members of the board of directors of the Company or such corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                (iii) the acquisition or gaining of ownership or control (including, without limitation, power to vote) of more than 50% of the Company's then outstanding voting securities entitled to vote on a regular basis for a majority of the Company's Board of Directors, by any Person (other than Riverside).

     Committee.  As defined in the introductory paragraph hereof.

     Company.  Wickes Inc.

     Company Employee. A person who is an employee of the Company, one or more Related Entities, or the Company and one or more Related Entities.

     Disability.  As defined in the Plan.

     Exercise Price.  As defined in Paragraph I hereof.

     Grant Date.  As defined in Paragraph I hereof.

     Option.  As defined in Paragraph I hereof.

     Option Shares.  As defined in Paragraph I hereof.

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     Permissive Acceleration Change of Control.  A Business Combination (as
     defined  in  Clause  (ii)  of the definition of  Change  of  Control),
     including   without  limitation  of  any  Business  Combination   with
     Riverside.

     Person. An individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

     Plan.  As defined in the introductory paragraph hereof.

     Related Entity.  As defined in the Plan.

     Retirement.  As defined in the Plan.

     Riverside.  Riverside Group, Inc. or any of its Affiliates.

     Wickes Common Stock. Common Stock of the Company, par value $0.01 per share.


VIII.  Miscellaneous
       -------------

      a.   Securities  Law  Matters.  Unless there is in effect  a  registration
           ------------------------
statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the issuance of the Option Shares (and, if required, there is available for delivery a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act), you will, upon the exercise of this Option (i) represent and warrant in writing to the Corporate Secretary of the Company that the Option Shares then being purchased by you pursuant to this Option are being acquired for investment only and not with a view to the resale or distribution thereof,
(ii) acknowledge and confirm that the Option Shares purchased may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and (iii) agree that the certificates evidencing such Option Shares shall bear a legend to the effect of the foregoing. As more fully set forth in Section X. of the Plan, the Company may require the delivery of additional documents, including, without limitation, an opinion of counsel, prior to the exercise or sale of shares upon exercise of this Option.

      b.   Withholding Taxes.  By your acceptance hereof, and in accordance with
           -----------------
Section X of the Plan, you agree that (i) in the case of issuance of common stock or other securities hereunder, the Company, as a condition of such issuance may require the payment (through withholding from any payment otherwise

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

due you from the Company or any parent corporation or subsidiary corporation of the Company, by requiring the payment of cash, through reduction of the number of shares of common stock or other securities to be issued hereunder, or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such issuance, and (ii) the Company shall have the right to establish such other procedures as it may determine in its sole discretion with respect to such issuances.

      c.    Plan  Prevails.  This Option Agreement is subject to all the  terms,
            --------------
conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between the terms hereof and the terms of the Plan, the terms of the Plan shall be controlling.

      d.   No Effect on Employment.  This Option Agreement is not a contract  of
           -----------------------
employment and the terms of your employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company or on any parent corporation or subsidiary corporation of the Company to continue your employment, and it shall not impose any obligation on your part to remain in the employ of the Company or any parent corporation or subsidiary corporation of the Company.

      e.   No Third-Party Beneficiaries.  This Option Agreement shall not confer
           ----------------------------
any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

      f.   Entire  Agreement.   This Option Agreement (together with  the  Plan)
           -----------------
constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof. However, this Option Agreement is not intended to affect any other option agreement, if any, that may have been entered into by you and the Company (i.e., that is not the subject matter of this Option Agreement).

      g.   Transfer.  This Option is not transferable by you otherwise  than  by
           --------
will or the laws of descent and distribution and is exercisable, during your lifetime, only by you. This Option may not be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way by you (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to

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

the provisions hereof or of the Plan and the levy of any attachment or similar proceeding upon this Option, shall be null and void and without effect.

      h.   Counterparts.  This Option Agreement may be executed in one  or  more
           ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      i.    Headings.   The  descriptive headings of this Option  Agreement  are
            --------
intended   for  reference  only  and  shall  not  affect  the  construction   or
interpretation of this Option Agreement.

     j.   Illinois Law, Jurisdiction, Venue and Service of Process.  This Option
          --------------------------------------------------------
Agreement shall be governed by, interpreted, and enforced in accordance with Illinois law without giving effect to the principles of conflicts of laws thereof. The parties agree that the courts of the State of Illinois and the federal courts of the United States located in the State of Illinois shall have sole and exclusive jurisdiction over any dispute, claim or controversy which may arise involving this Option Agreement or its subject matter. The parties irrevocably submit and consent to such jurisdiction and venue and waive any right they may have to seek any change of jurisdiction or venue.

      k.    WAIVER OF JURY TRIAL.  THE PARTIES HEREBY AGREE THAT ANY CONTROVERSY
            --------------------
WHICH MAY ARISE UNDER THIS OPTION AGREEMENT OR OUT OF THE RELATIONSHIP ESTABLISHED BY THIS OPTION AGREEMENT WOULD INVOLVE COMPLICATED AND DIFFICULT FACTUAL AND LEGAL ISSUES AND THAT, THEREFORE, ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER, WHETHER ALONE OR IN COMBINATION WITH OTHERS, WHETHER ARISING OUT OF THIS OPTION AGREEMENT OR OTHERWISE, SHALL BE DETERMINED BY A JUDGE SITTING WITHOUT A JURY.

      l.   Amendments and Waivers.  No amendment of any provision of this Option
           ----------------------
Agreement shall be valid unless the same shall be in writing and signed by the Company and you. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      m.  Severability.  Any term or provision of this Option Agreement that  is
          ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or

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

the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

VII.  Effective Date.
      --------------

     This Option Agreement shall become effective as of ____________________.


      Please indicate your acceptance of and agreement to all of the terms and conditions of this Option, this Option Agreement and the Plan by signing and returning a copy of this Option Agreement.

                              Very truly yours,

                              WICKES INC.



                              By:



ACCEPTED AND AGREED TO:




____________________, Individually
Date: ___________, 1998

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